Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

12. SUBSEQUENT EVENTS

Subsequent to December 31, 2020, the Company issued 15,649,446 shares of common stock upon the conversion of $156,494 of convertible notes payable.

On January 19, 2021, the Company consummated its agreement with the former and current directors of 20/20 Global, Inc. (“20/20 Global”) that provide for: (i) 20/20 Global’s purchase for $350,000 in cash of all of the outstanding stock of Mycotopioa Therapies, Inc. (“MYC”), the Company’s wholly owned subsidiary, from Ehave under a Stock Purchase Agreement, resulting in MYC becoming a wholly owned subsidiary of 20/20 Global; and (ii) the change of control of 20/20 Global’s board of directors and management. In a related transaction, Ehave agreed to purchase 9,793,754 shares of 20/20 Global common stock, which constitute approximately 75.77% of the issued and outstanding shares of 20/20 Global’s common stock, for $350,000 in cash.

On January 19, 2021, the above transaction closed. Because Ehave acquired 75.77% of 20/20 Global outstanding stock and there was a change in control of 20/20 Global’s board of directors, the transaction was accounted for as a reverse merger in which Mycotopia Therapies, Inc. was deemed to be the accounting acquirer and 20/20 Global the legal acquirer.

On January 21, 2021, the Company entered into an asset sale and purchase agreement with CureDash, Inc. (a Delaware Corporation) (“CureDash” or the “Seller”). The Company purchased tangible and intangible assets from the Seller in order to begin a new venture in psychosis therapy. The purchase price of the assets is $100,000 payable with the issuance of 353,622 shares of common stock and $60,000 in cash which was paid upon closing on January 21, 2021.

Subsequent to year end, the Company received aggregate investments of $1,159,000 and issued 16,557,142 shares of common stock from the Regulation A Offering that was qualified in January 2021.

Subsequent to year end, the Company received proceeds of $522,000 from promissory notes. The notes carry an additional original issue discount payable of $52,750 representing interest as no other interest accrues on the notes unless there is an event of default, at which time interest will accrue at 22.0%, The notes mature eighteen months after the dates of issuance. The holder of the notes can exercise conversion at any time the note remains outstanding at a price of $0.01 per share. Upon the closing of a financing event of the Company, the notes will automatically convert at the conversion price of $0.01 per share. Attached to the notes is a warrant to purchase common stock entitling the holder to purchase up to a number of shares equal to ten times the face amount of the note at an exercise price of $0.01 per share. The warrant expires two years from the date of issuance.

Subsequent to year end, the Company issued 1,746,084 shares of common stock upon the cashless exercise of 1,870,000 warrants.

Subsequent to year end, the Company issued 281,000 shares of common stock is accordance with a medical advisory board agreement.